UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 26, 2007

Energy XXI (Bermuda) Limited

(Exact name of registrant as specified in its charter)

000-52281

(Commission File Number)

Bermuda	98-0499286
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Canon’s Court, 22 Victoria Street, PO Box HM
1179, Hamilton HM EX, Bermuda	Not Applicable
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 441-295-2244

Check the appropriate below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.02.  Results of Operations and Financial Condition

On September 26, 2007, Energy XXI (Bermuda) Limited (the “Company”) issued a press release regarding the results of its operations and financial condition for the fourth quarter and for the year ended June 30, 2007.  A copy of the press release is attached hereto as Exhibit 99.1, is incorporated herein by reference, and is hereby furnished.

Item 7.01.  Regulation FD Disclosure

Pursuant to the requirements of the Alternative Investment Market (“AIM”) of the London Stock Exchange, the Company is required to file with the AIM the information attached to this report as Exhibit 99.2, which information is incorporated by reference herein. Such information is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended. The furnishing of this information is not intended to, and does not, constitute a determination or admission by the Company that this information is material or complete, or that investors should consider this information before making investment decision with respect to any security of the Company.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NO.	ITEM

99.1	Press Release issued September 26, 2007
99.2	Press Release issued September 26, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy XXI (Bermuda) Limited

Dated: September 26, 2007	By	/s/ David West Griffin
Name: David West Griffin
Title: Chief Financial Officer

ExhibitIndex

EXHIBIT NO.	ITEM

99.1	Press Release issued September 26, 2007
99.2	Press Release issued September 26, 2007